SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 15, 2001
                             -----------------------


                         GENESIS TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)



         Florida                   333-86347              91-0927532
     -----------------------------------------------------------------------
(State or other jurisdiction       (Commission File         (IRS Employer
 or incorporation)                  Number)                Identification No.)



                            301 Clematis Street, Suite 3124,
                            West Palm Beach, Florida 33401
                            (Address of principal executive
                            offices, including zip code)


Registrant's telephone number, including area code   (561) 835-6600
                                                   --------------------



       (Former name or former address, if changed since last report)

ITEM 2.  Acquisition of Disposition of Assets.
         ------------------------------------

Stock Purchase Agreement by and Among Genesis Technology Group, Inc., Zhaoli Science and Technology Development Company, Limited and the Majority Shareholder of Zhaoli Science and Technology Development Company, Limited
------------------------------------------------------------------------------

         On November 15, 2001, Genesis Technology Group, Inc. ("Genesis") entered into a Stock Purchase Agreement with Zhaoli Science and Technology Development Company, Limited ("Zhaoli") and the majority shareholder of Zhaoli. Under this agreement Genesis acquired 80% of the issued and outstanding capital stock of Zhaoli in exchange for 400,000 shares of Genesis common stock. Upon effectiveness of the Stock Purchase Agreement, Zhaoli became an 80% owned subsidiary of Genesis and the majority shareholder of Zhaoli acquired 400,000 shares of Genesis common stock.

         Zhaoli is an information technology company that integrates sales and technology with services. Currently, its sales cover printer, copier, scanner and network products, as well as network integration. Zhaoli also develops proprietary software systems, such as its e-learning software for K-12 education in China. Zhaoli has seven branches and exclusive stores in Shanghai, China and a strong and growing presence throughout eastern areas of China.

         The description of the above Stock Purchase Agreement is in summary form and subject to the terms and conditions of the definitive agreement. The definitive Stock Purchase Agreement is included in this Form 8-K. The complete text of the agreement is found in the Exhibits to this Form 8-K.


ITEM 5.  Other Events.
         ------------

Stock Purchase Agreement by and Among Genesis Technology Group, Inc., Yastock Investment Consulting Company, Limited and the Majority Shareholders of Yastock Investment Consulting Company, Limited


         On December 1, 2001, the Stock Purchase Agreement among Genesis Technology Group, Inc. ("Genesis"), Yastock Investment Consulting Company, Limited ("Yastock"), and the majority shareholders of Yastock was completed. As part of the acquisition, the majority shareholders of Yastock acquired 92,000 shares of Genesis' Common Stock in exchange for 80% of the issued and outstanding capital stock of Yastock. Genesis' wholly-owned subsidiary, Genesis Systems, Inc., previously acquired 20% of the issued and outstanding capital stock of Yastock on May 2001.

         Yastock is an investment consulting firm located in Shanghai, China that specializes in raising capital and consulting in a number of areas, including trading information, public relations, corporate management, corporate strategic evaluations and human resources. Yastock is dedicated to supporting the development of the Chinese capital market and providing medium and small enterprises with consulting services for marketing management, human resource management, stock investment, fundraising, financing, and going public in the United States.

         The description of the above Stock Purchase Agreement is in summary form and subject to the terms and conditions of the definitive agreement. The definitive Stock Purchase Agreement is included in this Form 8-K. The complete text of the agreement is found in the Exhibits to this Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

a.       Financial Statements

                           Genesis shall file financial statements by an amendment to this Form 8-K within 60 days from the due date of this filing.

b.       Pro Forma Financial Information

                           Genesis shall file pro forma financial information by amendment to this Form 8-K within 60 days from the due date of this filing.

c.       Exhibits

10.1 Stock Purchase Agreement dated November 15, 2001 by and between Genesis Technology Group, Inc., Zhaoli Science and Technology Development Company, Limited and the Majority Shareholder of Zhaoli Science and Technology Development Company, Limited.

10.2 Stock Purchase Agreement dated December 1,2001 by and between Genesis Technology Group, Inc, Yastock Investment Consulting Company, Limited and the Majority Shareholders of Yastock Investment Consulting Company, Limited.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


GENESIS TECHNOLOGY GROUP, INC.
By:  /s/ Kenneth Shenkman
------------------------------------------------------
Kenneth Shenkman, Vice President


Dated: January 14, 2002